UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 30, 2006 (June 30, 2006)

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                            LIFEPOINT HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                     0-51251                     20-1538254
(State or Other Jurisdiction        (Commission                 (IRS Employer
     of Incorporation)              File Number)             Identification No.)


             Brentwood, Tennessee                              37027
   (Address of principal executive offices)                  (Zip Code)

                                 (615) 372-8500
              (Registrant's telephone number, including area code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                         Exhibit Index located on Page 4


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Item 1.01    Entry Into a Material Definitive Agreement

     On June 30, 2006, LifePoint Hospitals, Inc., a Delaware corporation (the "Company"), entered into an Incremental Facility Amendment No. 3 (the "Amendment No. 3") with the lenders party thereto and Citicorp North America, Inc., as administrative agent for the lenders (the "Administrative Agent"), to the Credit Agreement dated as of April 15, 2005, by and among the Company, the Administrative Agent, the lenders referred to therein, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). The Amendment No. 3 provides for the increase in the availability of the Term B Loans under the Credit Agreement by up to $50 million. The Company has borrowed $50 million in the form of the incremental Term B Loans thereunder. The proceeds of these incremental Term B Loans have been used to finance the acquisition of Clinch Valley Medical Center, St. Joseph's Hospital, Saint Francis Hospital and Raleigh General Hospital (the "Acquired Hospitals") from HCA Inc. ("HCA"). The Amendment No. 3 is included as
Exhibit 10.4 hereto and is incorporated herein by reference.

     Effective as of July 1, 2006, in connection with the acquisition of the Acquired Hospitals, the Company also entered into a Repurchase Agreement with HCA with respect to the West Virginia facilities. The Repurchase Agreement provides that, subject to the terms and conditions of the Repurchase Agreement, upon the occurrence of an Unwind Trigger Event, the Company shall have the right to require HCA (directly or indirectly) to repurchase each of St. Joseph's Hospital, Saint Francis Hospital and Raleigh General Hospital, unless the Company has sold any of the hospitals, in which case the repurchase obligation does not apply to the sold hospital. An Unwind Trigger Event occurs if either
(i) a final, non-appealable order is granted revoking or denying the Company's CONs and ordering a sale or closure of the hospitals, or (ii) a similar order is issued which is not final and non-appealable, but (x) it requires the Company to divest the hospitals or cease operations as of a specified date, and (y) the Company is unable to get the order stayed or reversed before such date. The repurchase price shall equal the final purchase price which the Company acquired the hospitals from HCA subject to certain adjustments.


Item 2.01    Completion of Acquisition or Disposition of Assets

     Effective as of July 1, 2006, the Company will complete its previously announced acquisition of the Acquired Hospitals from HCA for a purchase price of $239 million plus specific working capital, including inventory and the assumption of paid time off, as defined in the purchase agreement. The acquisition was funded with the proceeds of the Incremental Term B Loans under the above described Amendment No. 3 and the revolving loans under the Credit Agreement. A copy of the press release announcing the closing of the acquisition of the Acquired Hospitals from HCA is attached hereto as Exhibit 99 and is incorporated by reference herein.



Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

     The information set forth under "Item 1.01. Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated herein by reference.


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Item 9.01.   Financial Statements and Exhibits.

         (d)      Exhibits

         10.1 Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated April 15, 2005).

         10.2 Incremental Facility Amendment dated August 23, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated August 23, 2005).

         10.3 Amendment No. 2 to the Credit Agreement, dated as of October 14, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit
                  10.3 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated October 18, 2005).

         10.4 Incremental Facility Amendment No. 3 to the Credit Agreement, dated June 30, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.

         99       Press Release of LifePoint Hospitals, Inc., dated June 30,
                  2006.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 30, 2006                    LIFEPOINT HOSPITALS, INC.

                                        By:   /s/  Michael J. Culotta
                                              ----------------------------------
                                              Michael J. Culotta
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number          Description
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10.1     Credit Agreement, dated as of April 15, 2005, among Lakers Holding
         Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated April 15,
         2005).

10.2 Incremental Facility Amendment dated August 23, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated August 23, 2005).

10.3 Amendment No. 2 to the Credit Agreement, dated as of October 14, 2005 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc., dated October 18, 2005).

10.4 Incremental Facility Amendment No. 3 to the Credit Agreement, dated June 30, 2006 among LifePoint Hospitals, Inc., as borrower, Citicorp North America, Inc., as administrative agent and the lenders party thereto.

99       Press Release of LifePoint Hospitals, Inc., dated June 30, 2006.


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